UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 454-7190

Date of fiscal year end: 08/31

Date of reporting period:11/30/08

ITEM 1. SCHEDULE OF INVESTMENTS

Investment Portfolio	as of November 30, 2008 (Unaudited)

DWS International Value Opportunities Fund

	Shares	Value ($)

Common Stocks 84.1%
Denmark 3.6%
A P Moller-Maersk A/S "B"	30	154,944
Danisco A/S	7,000	321,178

(Cost $758,673)		476,122
Finland 1.1%
Nokia Oyj (Cost $260,246)	10,000	141,439
France 6.5%
Axa	9,000	172,264
France Telecom SA	14,000	361,298

Sanofi-Aventis SA	6,000	332,816

(Cost $1,102,763)		866,378
Germany 25.5%
Allianz SE (Registered)	3,500	292,868
BASF SE	3,500	112,533
Bayer AG	4,000	207,846
Custodia Holding AG	60	33,920
Daimler AG (Registered)	11,000	347,414
Daldrup & Soehne AG*	5,000	152,324
Deutsche Boerse AG	4,000	287,569
Deutsche Postbank AG	8,210	168,943
Deutsche Telekom AG (Registered)	25,000	347,898
E.ON AG	5,000	176,255
INTERSEROH SE	4,700	218,851
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,000	409,714
Norddeutsche Affinerie AG	7,000	242,405
Roth & Rau AG*	4,000	85,476
Vossloh AG	3,000	278,161

(Cost $4,666,443)		3,362,177
Hong Kong 4.7%
CLP Holdings Ltd.	40,000	283,259
HongKong Electric Holdings Ltd.	60,000	335,824

(Cost $685,064)		619,083
Italy 1.5%
Eni SpA (Cost $334,738)	9,000	204,143
Japan 1.4%
Fields Corp. (Cost $275,917)	150	183,709
Netherlands 6.6%
Koninklijke Vopak NV	4,091	118,942
Royal Dutch Shell PLC "A" (a)	10,015	270,018
Royal Dutch Shell PLC "A" (a)	12,000	318,452
Smit Internationale NV	3,000	166,783

(Cost $1,235,312)		874,195
Russia 0.9%
Gazprom (ADR) (Cost $393,563)	7,000	121,100
Spain 1.8%
Sociedad General de Aguas de Barcelona SA "A" (Cost $494,533)	13,000	242,251
Sweden 0.6%
Scania AB "A" (Cost $72,589)	9,581	74,774
Switzerland 9.7%
Nestle SA (Registered)	8,000	289,416
Novartis AG (Registered)	7,500	350,633
Roche Holding AG (Genusschein)	3,000	421,855
Xstrata PLC	15,000	217,482

(Cost $1,512,194)		1,279,386
United Kingdom 20.2%
BG Group PLC	18,000	258,248
British Energy Group PLC	20,000	231,069
BT Group PLC	110,000	228,050
Centrica PLC	75,000	274,137

De La Rue PLC	9,615	126,477
GlaxoSmithKline PLC	20,000	347,121
Imperial Energy Corp. PLC*	15,000	230,565
Marks & Spencer Group PLC	60,000	209,992
Punch Taverns PLC	45,000	87,677
Rio Tinto PLC	3,800	94,867
Stagecoach Group PLC	90,000	243,681
Vodafone Group PLC	170,000	332,740

(Cost $3,991,879)		2,664,624

Total Common Stocks (Cost $15,783,914)		11,109,381
Preferred Stocks 2.7%
Germany
Eurokai KGaA	3,500	111,098
Volkswagen AG	6,000	243,776

Total Preferred Stocks (Cost $570,660)		354,874
Rights 0.2%
United Kingdom
Centrica PLC, Expiration Date 12/12/2008* (Cost $51,752)	28,125	32,068
Cash Equivalents 8.6%
Cash Management QP Trust, 2.01% (b) (Cost $1,135,486)	1,135,486	1,135,486
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $17,541,812) †	95.6	12,631,809
Other Assets and Liabilities, Net	4.4	586,224

Net Assets	100.0	13,218,033

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†

The cost for federal income tax purposes was $17,602,029. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $4,970,220. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $82,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,052,860.

(a)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt
At November 30, 2008, the DWS International Value Opportunities Fund had the following sector diversification:
Sector	Market Value ($)	As a % of Common, Preferred Stocks and Rights
Health Care	1,660,271	14.514.3%
Industrials	1,579,187	13.814.4%
Utilities	1,574,863	13.513.5%
Energy	1,554,850	13.513.4%
Financials	1,365,278	11.912.2%
Telecommunication Services	1,269,986	11.110.9%
Consumer Discretionary	1,072,568	9.4 9.2%
Materials	667,287	5.8. 5.7%
Consumer Staples	610,594	5.3 5.2%
Information Technology	141,439	1.2 .2%

Total	11,496,323	100.0%

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. Please see below for information on the Fund’s policy regarding valuation inputs, and their aggregate levels used in the table below:

Valuation Inputs	Investments in Securities
Level 1	$ 1,288,654
Level 2	11,343,155
Level 3	-
Total	$ 12,631,809

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund’s fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ITEM 2.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 14, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 14, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        January 14, 2009